UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 10, 2011

(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY LLC

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of organization)

1-6368	38-1612444
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Ford Motor Credit Company LLC (the “Company”) is filing this Current Report on Form 8-K to provide updated legality opinions required pursuant to Regulation S-K as Exhibit 5 to its effective registration statements on Form S-3 previously filed with the Securities and Exchange Commission (the “Registration Statements”). A copy of the opinion of Corey M. MacGillivray, counsel to the Company, relating to the legality of the Notes issued or to be issued pursuant to Registration Statement No. 333-159107 is filed as Exhibit 5.1 to this Report and a copy of the opinion of Corey M. MacGillivray, counsel to the Company, relating to the legality of the Notes issued or to be issued pursuant to Registration Statement No. 333-168720 is filed as Exhibit 5.2 to this Report.

The Company incorporates by reference the exhibits filed herewith into the applicable Registration Statement.

Item 9.01. - Financial Statements and Exhibits.

The following exhibits are filed as part of this Report on Form 8-K.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 5.1	Opinion of Corey M. MacGillivray, counsel to the Company	Filed with this Report

Exhibit 5.2	Opinion of Corey M. MacGillivray, counsel to the Company	Filed with this Report

Exhibit 23.1	Consent of Corey M. MacGillivray (included in Exhibit 5.1).	Filed with this report

Exhibit 23.2	Consent of Corey M. MacGillivray (included in Exhibit 5.2).	Filed with this report

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY LLC
(Registrant)

Date: November 10, 2011	By:	/s/ C. M. MacGillivray
C. M. MacGillivray
Assistant Secretary

EXHIBIT INDEX

Designation	Description	Method of Filing

Exhibit 5.1	Opinion of Corey M. MacGillivray, counsel to the Company	Filed with this Report

Exhibit 5.2	Opinion of Corey M. MacGillivray, counsel to the Company	Filed with this Report

Exhibit 23.1	Consent of Corey M. MacGillivray (included in Exhibit 5.1).	Filed with this report

Exhibit 23.2	Consent of Corey M. MacGillivray (included in Exhibit 5.2).	Filed with this report